Exhibit 10.24

THIRD AMENDMENT TO

OFFICE LEASE AGREEMENT

This THIRD Amendment to OFFICE Lease Agreement (this “Third Amendment”) is made and entered into as of the 31st day of March, 2014, by and between Property Reserve, Inc., a Utah nonprofit corporation (“Landlord”), and CEMPRA PHARMACEUTICALS, INC., a Delaware corporation (“Tenant”).

RECITALS

A. Landlord and Tenant are parties to that certain Office Lease Agreement dated November 9, 2011 (the “Original Lease”), as amended by: (i) that certain First Amendment to Office Lease Agreement dated May 17, 2013 (the “First Amendment”); and (ii) that certain Second Amendment to Office Lease Agreement dated August 13, 2013 (the “Second Amendment,” and together with the First Amendment and the Original Lease, the “Lease”), with regard to the lease by Tenant from Landlord of Suite 360 consisting of approximately 12,060 RSF located on the third floor (the “Premises”) in that certain building known as Quadrangle II, with an address of 6320 Quadrangle Drive, Chapel Hill, North Carolina (the “Building”).

B. Among other items, Tenant has requested the right to lease additional space from Landlord in the Building.

C. Landlord and Tenant desire to amend and supplement the Lease to provide for Tenant’s lease of additional space in the Building, among other items, all subject to and based upon the following terms and conditions.

AMENDMENT

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties do hereby agree to amend the Lease as follows:

1. Premises. Section 2.2 of the Lease is hereby deleted in its entirety and replaced with the following:

2.2

Premises: Shall be deemed to be: (i) Suite 360 containing 12,060 RSF located on the third floor of the Building (the “Original Premises”); and (ii) Suites 300, 310, and 380 containing 7,538 RSF located on the third floor of the Building (the “Expansion Premises”). The Original Premises and the Expansion Premises are both depicted on Exhibit A attached hereto and incorporated herein by this reference.

From and after the Expansion Premises Commencement Date (as defined below), any references in the Lease to the “Premises” shall mean the Premises described in Section 1 hereof. Additionally, Exhibit B to the Lease is hereby replaced and superseded by Exhibit A attached hereto and incorporated herein by this reference.

2. Lease Amendment. Commencing on Substantial Completion (defined in the Work Letter below) of the Tenant Improvements in the Expansion Premises to be constructed in accordance with the Work Letter, as described in Section 7 of this Third Amendment (the “Expansion Premises Commencement Date”) and through the Term of the Lease, Tenant’s use of the Expansion Premises shall be subject to the terms and conditions of the Lease, as amended by this Third Amendment.

3. Length of Term. Section 2.6 of the Lease is hereby deleted in its entirety and replaced with the following:

2.6

Term: As to the Original Premises, Seventy (70) months, commencing on October 1, 2013 and expiring on July 31, 2019. As to Suite 380 of the Expansion Premises, Commencing on the Expansion Premises Commencement Date for Suite 380 which is projected to be June 1, 2014 and expiring on July 31, 2019. As to Suites 300 and 310 of the Expansion Premises, Commencing on the Expansion Premises Commencement Date for Suites 300 and 310 which is projected to be September 1, 2014 and expiring on July 31, 2019.

From and after the Effective Date (as defined below), any references in the Lease to the “Term” shall mean the Term described in this Section 3. Notwithstanding the foregoing or anything contained herein to the contrary, the parties desire to clarify that expiration of the Term for both the Original Premises and the Expansion Premises shall be coterminous.

4. Base Rent. Section 2.7 of the Lease is hereby deleted in its entirety and replaced with the following:

Period	Rate/RSF	Period Base Rent	Monthly Base Rent
*10/1/13—4/30/14	$15.90	$111,856.50	$15,979.59
5/1/14—5/31/14	$15.90	$15,979.59	$15,979.59
**6/1/14—6/30/14	$15.90	$20,844.90	$20,844.90
7/1/14—8/31/14	$20.50	$53,751.00	$26,875.50
***9/1/14—9/30/14	$20.50	$33,479.92	$33,479.92
10/1/14—9/30/15	$21.12	$413,811.77	$34,484.31
10/1/15—9/30/16	$21.75	$426,226.12	$35,518.84
10/1/16—9/30/17	$22.40	$439,012.91	$36,584.41
10/1/17—9/30/18	$23.07	$452,183.29	$37,681.94
*

Notwithstanding the amount of Base Rent indicated as being due and payable between 10/1/13 through 4/30/14, as noted above, Landlord has agreed to abate all such amounts of Base Rent during this period.

**

The amount of Base Rent payable indicated for the time period of 6/1/14 through 6/30/14 anticipates the Substantial Completion (defined in the Work Letter) by Landlord of the Tenant Improvements for Suite 380 containing approximately 3,672 RSF. Landlord and Tenant agree that Base Rent with respect to Suite 380 shall be paid earlier or later than anticipated herein, depending on the actual date of Substantial Completion of the Tenant Improvements.

***

The amount of Base Rent payable indicated for the time period of 9/1/14 through 9/30/14 anticipates the Substantial Completion (defined in the Work Letter) by Landlord of the Tenant Improvements for Suites 300 and 310 containing approximately 3,866 RSF. Landlord and Tenant agree that Base Rent with respect to Suites 300 and 310 shall be paid earlier or later than anticipated herein, depending on the actual date of Substantial Completion of the Tenant Improvements.

From and after the Effective Date, any references in the Lease to the “Base Rent” shall mean the Base Rent described in this Section 4.

5. Base Year. Section 2.8 of the Lease is hereby deleted in its entirety and replaced with the following:

2.8	Base Year: Calendar year 2014.

From and after the Effective Date, any references in the Lease to the “Base Year” shall mean the Base Year described in this Section 5.

6. Security Deposit. Section 2.11 of the Lease is hereby deleted in its entirety and replaced with the following:

2.11	Security Deposit: $33,800.28.

From and after the Effective Date, any references in the Lease to the “Security Deposit” shall mean the Security Deposit described in this Section 6. The parties acknowledge that Landlord currently holds an amount of Twenty Thousand Six Hundred Two Dollars and 50/100 ($20,602.50) in connection with the Lease. Upon the execution of this Third Amendment, Tenant shall tender to Landlord, by bank certified check, an additional thirteen thousand one hundred ninety seven and seventy eight cents ($13,197.78), as security for the performance of Tenant’s obligations under this Lease, as amended hereby.

7. Tenant Improvements in the Expansion Premises. All Tenant improvements to be made to the Expansion Premises shall be conducted in accordance with that certain Work Letter attached hereto and incorporated herein by this reference as Exhibit B. Tenant acknowledges that any improvements required to be completed in the Original Premises have been completed and accepted in their entirety.

8. Right of First Refusal. Section 52 of the Lease, as added to the Lease by the parties’ execution of the First Amendment, is hereby deleted in its entirety and replaced with the following:

52. Right of First Refusal.

(a) During the Length of Term (as amended by this Third Amendment), if:

(i) the Lease is in full force and effect, and Tenant is not in default under the Lease beyond the expiration of any applicable notice and cure period given to Tenant in the Lease;

(ii) the Premises are then leased and occupied by Cempra Pharmaceuticals, Inc.; and

(iii) Landlord receives a request for proposal from a tenant, or prospective tenant, that Landlord desires to accept to lease any suite(s) on the second floor of the Building (the “ROFR Space”), and/or sends out (or has decided to send out) a bona fide proposal to a specific, bona fide prospective tenant to lease the ROFR Space (either, a “Lease Offer”); and

then Landlord shall give to Tenant written notice of such Lease Offer.

(b) Tenant shall have a period of five (5) business days after such notice is given to elect to lease the ROFR Space on the same terms and conditions as are set forth in such Lease Offer.

(c) If within such five (5) business day period, Tenant delivers written notice to Landlord that Tenant elects to lease the ROFR Space on such offered terms and conditions, Landlord and Tenant shall promptly proceed to enter into an amendment to the Lease, adding the ROFR Space to the Lease in a manner consistent with such terms and conditions, and mutually agreeable to both Landlord and Tenant.

(d) If either of the following occurs: (i) within such five (5) day period, Tenant either delivers written notice to Landlord that Tenant elects not to lease the ROFR Space or fails to deliver any written response to Landlord; or (ii) Tenant fails to enter into the mutually agreeable amendment to the Lease within ten (10) business days after Tenant delivers written notice to Landlord that Tenant elects to lease the ROFR Space, adding the ROFR Space to the Lease in a manner consistent with such offered terms and conditions, then such right of first refusal with respect to the ROFR Space shall terminate and tenant will have no further rights to the ROFR Space until the same again becomes available and provided Landlord leases the space to the prospective tenant at the terms in the Lease Offer. Tenant’s rights under this Section 52 are subject to any pre-existing rights of first refusal, rights of first offer, or such other similar rights benefitting any current tenant or other third party with respect to the ROFR Space.

9. Effective Date. The “Effective Date” shall be the latest date that this Third Amendment is signed by Landlord and Tenant as evidenced by the dates set forth on the respective signature pages.

10. Definitions; Recitals. Unless otherwise specified in this Third Amendment, all capitalized terms used in this Third Amendment are used as defined in the Lease (as previously amended). The parties acknowledge the truthfulness of the foregoing Recitals, which are hereby incorporated into this Third Amendment.

11. Inconsistencies. To the extent that there are any inconsistencies between the terms of the Lease (as previously amended) and this Third Amendment, the terms of this Third Amendment shall control.

12. Lease Status. Tenant warrants, represents and certifies to Landlord that, as of the date of this Third Amendment: (a) Tenant is the current tenant under the Lease; (b) to the best of Tenant’s actual knowledge, Landlord is not in default under the Lease; (c) Tenant has accepted possession and currently occupies the Premises; and (d) Tenant does not have any defenses or offsets to payment of rent and performance of its obligations under the Lease as and when same becomes due.

13. Lease in Full Force. Except for those provisions which are inconsistent with this Third Amendment and those terms, covenants and conditions for which performance has heretofore been completed, all other terms, covenants and conditions of the Lease shall remain in full force and effect. The parties hereby ratify the Lease, as amended hereby.

14. Counterparts. The Parties may sign this Third Amendment in multiple identical counterparts, all of which taken together shall constitute one and the same Third Amendment. Further, the Parties shall treat a copy of an original signature to this Third Amendment for all purposes as an original signature. The parties shall consider a copy of the signed Third Amendment for all purposes as an original of the Third Amendment to the maximum extent permitted by law, and no party to this Third Amendment shall have any obligation to retain a version of this Third Amendment that contains original signatures in order to enforce this Third Amendment, or for any other purpose.

15. Representations and Warranties. From and after the Effective Date, the representations and warranties of both Landlord and Tenant set forth in the Lease will be true in all material respects on and as of the date of this Third Amendment with respect to the Premises.

IN WITNESS WHEREOF, the parties have executed this Third Amendment as of the Effective Date.

LANDLORD:		TENANT:

PROPERTY RESERVE, INC., a Utah nonprofit corporation		CEMPRA PHARMACEUTICALS, INC., a Delaware corporation

By:	/s/ Mark Gibbons	By:	/s/ Prabhavathi Fernandes, Ph.D.
	Name: Mark Gibbons		Name: Prabhavathi Fernandes, Ph.D.
	Title: President		Title: President and Chief Executive Officer

Date: 3/31/2014		Date: 3/31/2014

EXHIBIT A

HATCHED AREA NOT IN SCOPE

PHASE 1 EXPANSION

(3) OFFICES

(27) WORKSTATIONS

NORTH

Scale:	NTS
Date:	01.24.14
OPTION:	3
EXPANSION RSF:	3,672
PROJ. NO.:	

tbd

[illegible]
Raleigh, North Carolina [illegible]
Tel: [illegible]

CEMPRA EXPANSION
PHASE 1- NEW FLOOR PLAN

6320 QUADRANGLE DRIVE- SUITE 360
CHAPEL HILL, NORTH CAROLINA

Cassidy Turley / Commercial Real Estate Services

HATCHED AREA NOT IN SCOPE

PHASE 2 EXPANSION

(4) OFFICES
(1) CONFERENCE
(1) STORAGE
(16) WORKSTATIONS

NORTH

Scale:	NTS
Date:	01.24.14
OPTION:	3
EXPANSION RSF:	
PROJ. NO.:	

tbd

7283-102 NC Hwy 42 W, #214
Raleigh, North Carolina 27603
Tel: [illegible]

CEMPRA EXPANSION
PHASE 2 - NEW FLOOR PLAN

6320 QUADRANGLE DRIVE- SUITE 360
CHAPEL HILL, NORTH CAROLINA

Cassidy Turley / Commercial Real Estate Services

EXHIBIT B

[Work Letter]

1. PLANS. As soon after the execution of this Third Amendment as is practicable, Landlord, at Landlord’s sole cost and expense, will retain a licensed architect (“Architect”) to prepare plans and drawings for the proposed tenant improvements (the “Tenant Improvements”) to the Expansion Premises, and will retain licensed engineering consultants (“Engineers”) to prepare all plans and engineering working drawings related to the Tenant Improvements. Through a bid process, both the Architect and the Engineer shall be selected and approved by Landlord and Tenant. The Tenant Improvements shall include, but not be limited to, those items depicted on the site plan attached hereto and incorporated herein by this reference as Exhibit B-1. The plans and drawings to be prepared by Architect and the Engineers shall be known collectively as the “Construction Drawings.” Landlord shall deliver two sets of fully dimensional Construction Drawings to Tenant for Tenant’s review. Within ten (10) calendar days after receipt of the Construction Drawings, Tenant shall provide Landlord with comments to the Construction Drawings (“Tenant’s Comments”), with any delay constituting a Tenant Delay. After receipt of Tenant’s Comments and mutual approval of Tenant’s Comments by Landlord and Tenant, Landlord shall cause final space plans and final working drawings (in a form which is complete to allow subcontractors to bid on the work and to obtain all applicable permits) (collectively, the “Final Plans”) to be prepared, and shall deliver the Final Plans to Tenant for Tenant’s review and approval. Tenant shall review and approve of the Final Plans within five (5) calendar days, with any delay constituting a Tenant Delay. If Tenant disapproves the Final Plan based upon changes not previously disclosed by the Construction Drawings, Tenant’s Comments or the party’s agreement, Landlord shall revise and resubmit the Final Plans to Tenant for Tenant’s review and approval. Tenant shall not object to any item on the Final Plans that were approved or deemed approved by Tenant and/or consistent with Tenant’s Comments. The Final Plans shall be initialed by Landlord and Tenant and incorporated herein and made a part hereof. The Final Plans cannot be modified, nor any change orders be made, without the prior written consent of Landlord and Tenant. If additional costs are incurred due to any change orders requested by Tenant, Tenant shall pay the costs associated with any such change orders.

2. CONSTRUCTION. After the approval of the Final Plans and subject to the terms and conditions of this Work Letter, the Tenant Improvements shall be constructed by a general contractor selected by Tenant and approved by Landlord (the “General Contractor”). Except as may be stated or otherwise shown in the Final Plans, Landlord shall cause the performance of the Tenant Improvements using building standard materials, quantities and procedures then in use by Landlord (“Building Standards”).

3. CHANGE REQUESTS. No changes or revisions to the Final Plans shall be made by either Landlord or Tenant unless approved in writing by both parties. Upon Tenant’s request and submission by Tenant (at Tenant’s sole cost and expense) of the necessary information and/or plans and specifications for any changes or revisions to the Final Plans (“Change Requests”) and the approval by Landlord of such Change Request(s), which approval Landlord agrees shall not be unreasonably withheld, delayed or conditioned, Landlord shall perform the additional work associated with the approved Change Request(s), at Tenant’s sole cost and expense, subject, however, to the following provisions of this Section. Prior to commencing any additional work related to the approved Change Request(s), Landlord shall submit to Tenant a written statement of the cost of such additional work and a proposed change order therefor (“Change Order”) in the standard form then in use by Landlord. Tenant shall execute and deliver to Landlord such Change Order and shall pay the entire cost of such additional work in accordance with Section 8 of this Work Letter.

4. TENANT IMPROVEMENT ALLOWANCE. Landlord shall pay to Tenant a one-time tenant improvement allowance equal to the amount of Twenty-Five Dollars and 31/100 ($25.31)/RSF of the Expansion Premises (the “Improvement Allowance”), which Improvement Allowance shall be applied solely toward the actual cost of completing the Tenant Improvements. Additionally, the Improvement Allowance will be applied to construction management fees (not to exceed four percent (4%) of the Improvement Allowance), Architect and Engineers Construction Drawings and Final Plans. All other costs or expenses related to the Tenant Improvements or Alterations shall be borne exclusively by Tenant. Tenant shall not be entitled to any credit, abatement or payment from Landlord in the event that the amount of the Improvement Allowance exceeds the actual cost of planning, constructing and installing the Tenant Improvements (the “Tenant Improvement Costs”). The Improvement Allowance shall be the maximum contribution by Landlord for the Tenant Improvement Costs and shall be subject to the provisions of Section 8 below.

5. IMPROVEMENT COSTS. The Tenant Improvement Costs shall mean and include any and all costs and expenses of the Tenant Improvements, including, without limitation, all of the following:

(a) All costs of preliminary space planning and final architectural and engineering plans and specifications (including, without limitation, the scope of work, all plans and specifications, and the Final Plans) for the Tenant Improvements, and architectural fees, engineering costs and fees, Landlord’s legal fees and costs, and other costs associated with completion of said plans;

(b) All costs of obtaining building permits and other necessary governmental authorizations and approvals, including, without limitation, the cost of compliance with the ADA within the four (4) walls of the Expansion Premises;

(c) All costs of interior design and finish schedule plans and specifications including as-built drawings;

(d) All direct and indirect costs of procuring, constructing and installing the Tenant Improvements in the Expansion Premises, including, but not limited to, the construction fee for overhead, the reasonable cost of all on-site supervisory and administrative staff, office, equipment and temporary services rendered by Landlord’s consultants and the General Contractor in connection with construction of the Tenant Improvements, and all labor (including overtime) and materials; and

(e) Demolition and the costs of any modifications to the HVAC, lighting, sprinkler and ceiling systems already installed

6. Excess Tenant Improvement Costs. Tenant may apply up to but no more than, Two Dollars ($2.00)/RSF of the Expansion Premises toward costs associated with data and phone cabling, and FF&E (the “Excess Allowance”). Tenant shall not be entitled to any credit, abatement or payment from Landlord in the event that the amount of the Excess Allowance exceeds the actual cost of data and phone cabling and FF&E.

7. Punch List Inspection. Landlord shall notify Tenant in writing upon Substantial Completion of the Tenant Improvements. As used in this Work Letter and the Lease, “Substantial Completion” of the Tenant Improvements shall mean the date on which the certificate of occupancy (or its substantive equivalent) for the Expansion Premises has been issued by the City of Durham and received by Tenant and the Tenant Improvements are completed in a good and workmanlike manner, in compliance with all applicable laws and to such an extent that Tenant may occupy the Expansion Premises for its intended business purpose (subject only to minor punch list items) with reasonable access to and from the Expansion Premises. Within ten (10) business days after Substantial Completion of the Expansion Premises, Tenant and Landlord shall perform a punch list inspection of the Expansion Premises, and Tenant shall provide Landlord with a written punch list of adjustments or unfinished work that needs to be corrected by Landlord. Landlord will cause all punch list items to be addressed and completed within thirty (30) days after receipt of Tenant’s written punch list.

8. Lease Provisions; Conflict. The terms and provisions of the Lease, insofar as they are applicable, in whole or in part, to this Exhibit B, are hereby incorporated herein by reference. In the event of any conflict between the terms of the Lease and this Exhibit B, the terms of this Exhibit B shall prevail. Any amounts payable by Tenant to Landlord hereunder shall be deemed to be Additional Rent under the Lease and, upon any default in the payment of same, Landlord shall have all rights and remedies available to it as provided for in the Lease.

EXHIBIT B-1

Quadrangle - Building Two
Total Project Budget
Project: Cempra Expansion
Date: 2/5/14 **Updated:**
SF 7,538

Vendor	Service Provided	Amount	Approved	Invoiced
Spec Con	See proposals dated 2/4/14			
	Phase 1	58,774.10		
	Phase 2	90,491.50		
Tina Barnard Designs	A&E to CD's 2 phases	18,000.00		
	10% Contingency	16,726.00		
			Fee	**psf**
Total Construction Cost		183,991.60		
Fee 0% for first $15,000		15,000.00	0.00	
Total Cost less $15,000		168,991.60		
Fee 5% $15,001 to $100,000		85,000.00	4,250.00	
Total Cost less $100,000		83,991.60		
Fee 3% $100,000 to $1,000,000		83,991.60	2,519.75	
Total CM fee (based on all cost of construction)			6,769.75	
Total psf				**$25.31**
Total Project Budget			**$190,761.35**

Phone (919) 266-5992

SPEC CON INC.
GENERAL CONTRACTORS

Fax (919) 266-6511

901 Old Knight Road Knightdale, NC 27545

PROPOSAL

TO: Cassidy Turley
ATTN: Shane Gray
DATE: 2/4/2014
PROJECT: Cempra Expansion Phase I
6320 Quadrangle Drive Suite 360 Chapel Hill ,NC

WE PROPOSE THE FOLLOWING:

DESCRIPTION	***AMOUNT***
DEMOLITION	$ INCLUDED
WALLS	4,440.00
RACO FRAMES	NIC
3 HM FRAMES, 3 DOORS AND ASSOCIATED HARDWARE FOR 3 DOORS	1,871.00
INSTALL DOORS/FRAMES/HARDWARE	275.00
KEYING	NIC
PAINT	1,445.00
STAIN	NIC
VWC	NIC
GLASS	NIC
STOREFRONT	NIC
ELECTRICAL	16,000.00
FIRE ALARM	1,550.00
MECHANICAL	1,800.00
ROOF	NIC
GAS PIPING	NIC
PLUMBING	NIC
CONC. CUT & REMOVAL	NIC
CONC. PATCH LABOR	NIC
CONCRETE	NIC
ROOF	NIC
SPRINKLERS	NIC
HALON	NIC
TWO FIRE EXTINGUISHERS	214.00
TWO FIRE EXTINGUISHER CABINETS	286.00
CEILING GRID & TILE	3,890.00
INSULATION OVERLAY	NIC
CARPET AT $18.00 PER SQ. YARD ALLOWANCE	9,370.00
VCT	NIC
BASE	INCLUDED
REMOVAL	NIC
CERAMIC TILE	NIC
FLOOR/CARPET PATCH	NIC
CARPET BASE	NIC
VISQUEEN	420.00
MILLWORK	NIC

Page 1

BLOCKING		NIC
BLINDS		NIC
RESTROOM ACCESS.		NIC
RESTROOM PARTITIONS		NIC
RESTROOM PARTITION & ACCESS. INSTALLATION		NIC
MIRRORS		NIC
APPLIANCES		NIC
SPECIAL ITEMS		NIC
TEMP. TOILET		200.00
TEMP. POWER		NIC
TEMP. HEAT		NIC
POWER CO. CHARGES		NIC
TRUCK/DUMPSTER		1,200.00
CLEAN-UP		970.00
PLAN REPRODUCTION		By Owner
ARCH. DESIGN		By Owner
ELECTRICAL DESIGN		By Owner
HVAC DESIGN		By Owner
PLUMBING DESIGN		NIC
FIRE PROTECTION DESIGN		NIC
PERMITS	ALLOWANCE	800.00
GENERAL CONDITIONS		2,100.00
LABOR AND SUPERVISION		6,600.00

SUB-TOTAL	$	53,431.00
OVERHEAD	6%	3,205.86
PROFIT	4%	2,137.24
TOTAL	$	58,774.10

ALTERNATES

Alternate # 1 -	To furnish and install 31 blinds at the exterior windows for Phase 1	$2,835.00 ADD
Alternate # 2 -	To furnish & install R-19 insulation overlay for Phase 1 over office rooms only	$350.00 ADD

CONDITIONS

NO UNFORESEEN CONDITIONS — NO CORRECTION OF EXISTING CODE VIOLATIONS
NO OVERTIME — NO TELE/DATA CABLING
NO FURNITURE MOVING — NO POWER CO. USAGE FEES
NO ACREAGE OR TAP FEES — NO ROCK REMOVAL
NO FIRE ALARM UPGRADES NOT SPECIFIED ON PLANS OR IN SPECS
CUTTING AND REMOVAL FOR DEMOLITION TO BE WITH STANDARD CONDITIONS ASSUMED
NOT RESPONSIBLE FOR WORK OR OMISSIONS OF CONTRACTS NOT IN OUR CONTRACT

Please be advised that Spec Con, Inc. cannot order materials or schedule labor for any project prior to receiving a signed proposal or an executed contract. Projects will not be released based on a verbal commitment.

Where the price of material, equipment, or energy (i.e. steel, concrete) increases significantly after 5 days of entering into a contract by Spec Con and the Owner; or during the course and scope of the contract through no fault of Spec Con, the contract sum quoted shall be increased to

Page 2

Phone (919) 266-5992

SPEC CON INC.
GENERAL CONTRACTORS

Fax (919) 266-6511

901 Old Knight Road Knightdale, NC 27545

PROPOSAL

TO: Cassidy Turley **ATTN:** Shane Gray
DATE: 2/4/2014
PROJECT: Cempra Expansion Phase II
6320 Quadrangle Drive Suite 360 Chapel Hill ,NC

WE PROPOSE THE FOLLOWING:

DESCRIPTION	***AMOUNT***
DEMOLITION	$ INCLUDED
WALLS	14,335.00
RACO FRAMES	NIC
5 HM FRAMES, 5 DOORS AND ASSOCIATED HARDWARE FOR 5 DOORS	3,024.00
INSTALL DOORS/FRAMES/HARDWARE	525.00
KEYING	NIC
PAINT	2,576.00
STAIN	NIC
VWC	NIC
GLASS	NIC
STOREFRONT	NIC
ELECTRICAL	16,500.00
FIRE ALARM	1,725.00
MECHANICAL RELOCATE SUPPLIES / RETURNS / ADD DAMPERS	6,700.00
TO FURNISH AND INSTALL ONE NEW FAN POWER BOX AT CONF. RM.	5,950.00
ROOF	NIC
GAS PIPING	NIC
PLUMBING - DEMO SINK & CAP PIPING AS NECESSARY	550.00
CONC. CUT & REMOVAL	NIC
CONC. PATCH LABOR	NIC
CONCRETE	NIC
ROOF	NIC
SPRINKLERS	NIC
HALON	NIC
TWO FIRE EXTINGUISHERS	214.00
TWO FIRE EXTINGUISHER CABINETS	286.00
CEILING GRID & TILE	5,815.00
INSULATION OVERLAY	NIC
CARPET AT $18.00 PER SQ. YARD ALLOWANCE	10,450.00
VCT	NIC
BASE	INCLUDED
REMOVAL	NIC
CERAMIC TILE	NIC
FLOOR/CARPET PATCH	NIC
CARPET BASE	NIC
VISQUEEN	420.00

Page 1

MILLWORK		NIC
BLOCKING		NIC
BLINDS		NIC
RESTROOM ACCESS.		NIC
RESTROOM PARTITIONS		NIC
RESTROOM PARTITION & ACCESS. INSTALLATION		NIC
MIRRORS		NIC
APPLIANCES		NIC
SPECIAL ITEMS		NIC
TEMP. TOILET		200.00
TEMP. POWER		NIC
TEMP. HEAT		NIC
POWER CO. CHARGES		NIC
TRUCK/DUMPSTER		2,200.00
CLEAN-UP		1,095.00
PLAN REPRODUCTION		By Owner
ARCH. DESIGN		By Owner
ELECTRICAL DESIGN		By Owner
HVAC DESIGN		By Owner
PLUMBING DESIGN		NIC
FIRE PROTECTION DESIGN		NIC
PERMITS	ALLOWANCE	1,000.00
GENERAL CONDITIONS		2,100.00
LABOR AND SUPERVISION		6,600.00

SUB-TOTAL	$	82,265.00
OVERHEAD	6%	4,935.90
PROFIT	4%	3,290.60
TOTAL	$	90,491.50

ALTERNATES

Alternate # 1 -	To furnish and install 27 blinds at the exterior windows for Phase 2 as shown highlighted	$2,481.00 ADD
Alternate # 2 -	To furnish & install R-19 insulation overlay for Phase 2 over all office rooms and conference room.	$815.00 ADD
Alternate # 3 -	To furnish and install 49 blinds at the exterior windows as shown highlighted	$4,435 ADD

CONDITIONS

NO UNFORESEEN CONDITIONS
NO OVERTIME
NO FURNITURE MOVING
NO ACREAGE OR TAP FEES
NO CORRECTION OF EXISTING CODE VIOLATIONS
NO TELE/DATA CABLING
NO POWER CO. USAGE FEES
NO ROCK REMOVAL
NO FIRE ALARM UPGRADES NOT SPECIFIED ON PLANS OR IN SPECS
CUTTING AND REMOVAL FOR DEMOLITION TO BE WITH STANDARD CONDITIONS ASSUMED
NOT RESPONSIBLE FOR WORK OR OMISSIONS OF CONTRACTS NOT IN OUR CONTRACT

Please be advised that Spec Con, Inc. cannot order materials or schedule labor for any project prior to receiving a signed proposal or an executed contract. Projects will not be released based on a verbal commitment.

Where the price of material, equipment, or energy (i.e. steel, concrete) increases significantly after

Page 2

HATCHED AREA NOT IN SCOPE
NORTH

Scale:	NTS
Date:	01.24.14
OPTION:	3
EXPANSION RSF:	3,672
PROJ. NO.:	

tbd

7283-102 NC Hwy 42 W, #214
Raleigh, North Carolina 27603
Tel (919) 522-9170

CEMPRA EXPANSION PHASE 1- DEMOLITION

6320 QUADRANGLE DRIVE- SUITE 360
CHAPEL HILL, NORTH CAROLINA

Cassidy Turley

OFFICE
OFFICE
OFFICE

HATCHED AREA NOT IN SCOPE

PHASE 1 EXPANSION
(3) OFFICES
(27) WORKSTATIONS

NORTH

Scale:	NTS
Date:	01.24.14
OPTION:	3
EXPANSION RSF:	3,672
PROJ. NO.:	

tbd

CEMPRA EXPANSION
PHASE 1- NEW FLOOR PLAN

6320 QUADRANGLE DRIVE- SUITE 360
CHAPEL HILL, NORTH CAROLINA

Cassidy Turley

HATCHED AREA NOT IN SCOPE
NORTH

Scale:	NTS
Date:	01.24.14
OPTION:	3
EXPANSION RSF:	
PROJ. NO.:	

tbd

7283-102 NC Hwy 42 W, #214
Raleigh, North Carolina 27603
Tel (919) 622-3670

CEMPRA EXPANSION
PHASE 2 - DEMOLITION

6320 QUADRANGLE DRIVE- SUITE 360
CHAPEL HILL, NORTH CAROLINA

Cassidy Turley

HATCHED AREA NOT IN SCOPE

PHASE 2 EXPANSION

(4) OFFICES
(1) CONFERENCE
(1) STORAGE
(16) WORKSTATIONS

NORTH

Scale:	NTS
Date:	01.24.14
OPTION:	3
EXPANSION RSF:	
PROJ. NO.:	

tbd

7263-102 NC Hwy 42 W, #214
Raleigh, North Carolina 27603
Tel (919) [illegible]

CEMPRA EXPANSION
PHASE 2 - NEW FLOOR PLAN

8320 QUADRANGLE DRIVE- SUITE 360
CHAPEL HILL, NORTH CAROLINA

Cassidy Turley